Property And Equipment	12 Months Ended
Dec. 31, 2015
Property Plant And Equipment [Abstract]
Property and Equipment
8.	Property and Equipment

Property and equipment consisted of the following:

	December 31, 2015	December 31, 2014
	(in thousands)
Land	$1,032,017	$865,424
Buildings and leasehold improvements	1,150,701	975,432
Equipment	1,214,328	1,016,631
Construction in progress	97,412	163,090
Total property and equipment	3,494,458	3,020,577
Less: accumulated depreciation	339,632	221,247
Property and equipment, net	$3,154,826	$2,799,330

Depreciation expense on property and equipment was $225.5 million and $68.1 million and for the Successor twelve month period ending December 31, 2015 and the period September 1, 2014 through December 31, 2014, respectively. Depreciation expense for the Predecessor period January 1, 2014 through August 31, 2014 and the twelve month period ending December 31, 2013 was $7.6 million and $5.3 million, respectively.